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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                (AMENDMENT NO.1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 1998

                               THE MACERICH COMPANY
              (Exact name of registrant as specified in its charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

      1-12504                                               95-4448705
(Commission File No.)                                     (IRS Employer
                                                        Identification No.)

401 Wilshire Boulevard, Suite 700                              90401
    Santa Monica, California                                 (Zip Code)
 (Address of principal executive
            offices)

    Registrant's telephone number, including area code:  (310) 394-6911


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits.

            4.3  Revised specimen certificate representing shares of Common
                 Stock.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 8, 1998

                                   THE MACERICH COMPANY



                                       By:     /s/ Richard A. Bayer
                                       Name:       Richard A. Bayer
                                       Title:      General Counsel and
                                                   Secretary


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                                 EXHIBIT LIST -

Exhibit
No.                              Description

  4.3      Revised specimen certificate representing shares of Common Stock.


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